SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   F O R M 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         -----------------------------------------------------------------

                                 Date of Report
                                January 24, 1999

                                   FVNB CORP.
               (Exact name of registrant as specified in its charter)

                        Commission file number: 333-47939


                Texas                                        74-2871063
(State or other jurisdiction of incorporation             (I.R.S. Employer
          or organization)                               Identification No.)

                               101 S. Main Street
                              Victoria, Texas 77901
                    (Address of principal executive offices)

                                   (512) 573-6321
                (Registrant's telephone number, including area code)

                                       N/A
           (Former name or former address, if changed since last report)

ITEM 5.       OTHER EVENTS


The news release of FVNB Corp. dated January 24, 1999, attached and filed herewith as Exhibit 99, is incorporated by reference. The release announced that on January 19, 1999, the Board of Directors of FVNB Corp. had declared a cash dividend of $.35 per share for shareholders of record on January 28, 1999, payable on February 11, 1999. The release also includes unaudited financial information related to the fourth quarter of 1998.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

           c. Exhibits

              The following exhibit is filed as part of this report:

              (99) News release of FVNB Corp. dated January 24, 1999.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FVNB CORP.
                                  (Registrant)


                                    By: /s/ DAVID M. GADDIS
                                        David M. Gaddis, President


Date:  January 27, 1999

                                INDEX TO EXHIBIT


Exhibit No.       Description                   Page

    99            News release of FVNB Corp.    5
                  dated January 24, 1999.